                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                January 28, 2000



                            FAMILY GOLF CENTERS, INC.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                   0-25098                       11-3223246
----------------          ------------------            ------------------
(State or other            (Commission File                (IRS Employer
 jurisdiction of                Number)                    Identification
 incorporation)                                                 No.)

                              538 Broadhollow Road
                            Melville, New York 11747
              -----------------------------------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                            area code: (516) 694-1666




              -----------------------------------------------------
                 (Former Address, if changed since last report)

         Item 5. Other Events.

         As part of the Company's restructuring plan, the Company has sold eight of its underperforming golf facilities as well as its golf school located in Hilton Head, South Carolina for approximately $12.1 million in cash in aggregate gross sales proceeds. The golf facilities sold include sites in Arlington, Texas, Austin, Texas, Dallas, Texas, Fort Worth, Texas, Tucson, Arizona, Mesa, Arizona and Olympia, Washington as well as a golf course in Leesburg, Virginia. As required under the Company's $130 million credit facility, a portion of the aggregate gross sales proceeds was used to repay a portion of such debt. The Company continues to market its remaining underperforming assets and non-core assets in accordance with its restructuring plan.

         On or about January 28, 2000, the Company entered into Amendment No. 2 and Waiver dated as of December 31, 1999 (the "Waiver") to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement, dated as of December 2, 1998, as amended and restated as of October 15, 1999 (the "Credit Agreement"), by and among the Company, certain subsidiaries of the Company, the lenders named therein, and The Chase Manhattan Bank, as a lender and as agent for the lenders. The Waiver, among other things, waives the Company's compliance with certain financial tests for the period commencing December 31, 1999 through March 31, 2000.

         The foregoing summary of the Waiver is qualified in its entirety by reference to a copy of the Waiver filed as an Exhibit hereto and incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired: Not applicable.

         (b)      Pro Forma Financial Information: Not applicable

         (c)      Exhibits

                  No.      Exhibit
                  ---      -------
                  10.1     Amendment No. 2 and Waiver dated as of December 31,
                           1999 to the Amended and Restated Credit, Security,
                           Guaranty and Pledge Agreement, dated as of December
                           2, 1998 as amended and restated as of October 15, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 4, 2000
                            FAMILY GOLF CENTERS, INC.


                                    By: /s/ Pamela S. Charles
                                        -------------------------------------
                                            Pamela S. Charles,
                                            Vice President and Secretary
                                        3

                                INDEX TO EXHIBITS


         Exhibit  Description
         -------  ------------
         10.1 Amendment No. 2 and Waiver dated as of December 31, 1999 to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement, dated as of December 2, 1998 as amended and restated as of October 15, 1999.

Exhibit 10.1 - Amendment No. 2 and Waiver

                                                     AMENDMENT NO. 2 AND WAIVER
                                            dated as of December 31, 1999 (this
                                            "Amendment") to the Amended and
                                            Restated Credit, Security, Guaranty
                                            and Pledge Agreement dated as of
                                            December 2, 1998 as amended and
                                            restated as of October 15, 1999 (as
                                            the same may be further amended,
                                            supplemented and otherwise modified
                                            from time to time, the "Credit
                                            Agreement") by and among FAMILY GOLF
                                            CENTERS, INC., a Delaware
                                            corporation (the "Company"), the
                                            GUARANTORS name therein, the LENDERS
                                            named therein and THE CHASE
                                            MANHATTAN BANK, a New York banking
                                            corporation, as Agent for the
                                            lenders (in such capacity, the
                                            "Agent").


WHEREAS, subject to the terms and conditions hereof, the Credit Parties, the Lenders and the Agent desire to amend certain Sections of the Credit Agreement, and the Lenders and the Agent desire to waive compliance by the Credit Parties with a certain Section of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as of the Effective Date as follows:

         (a) Section 3.03(b) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following in lieu thereof:

                  "(b) The Company shall prepay to the Lenders from the Net Cash Proceeds of Permitted Asset Sales (other than the initial Net Cash Proceeds of up to $5,500,000 in connection with Permitted Asset Sales) and from the Net Cash Proceeds of any debt or equity issuances, such amounts as set forth as follows: (i) from the first $10,000,000 of such Net Cash Proceeds or any portion thereof, the Company may retain seventy-five percent (75%) of such Net Cash Proceeds and shall use such amount to prepay Tranche A Loans until the Tranche A Loans are paid in full, and the Company shall pay twenty-five percent (25%) of such Net Cash Proceeds to the Lenders to permanently prepay Tranche B Loans then outstanding; (ii) from the next $15,000,000 of such Net Cash Proceeds or any portion thereof, the Company may retain sixty percent (60%) of such Net Cash Proceeds and shall use such amount to prepay Tranche A Loans until the Tranche A Loans are paid in full, and the Company shall pay forty percent (40%) of such Net Cash Proceeds to the Lenders to permanently prepay Tranche B Loans then outstanding; and (iii) from the next $10,000,000 of such Net Cash Proceeds or any portion thereof, the Company may retain fifty-five percent (55%) of such Net Cash Proceeds and shall use such amount to prepay Tranche A Loans until the Tranche A Loans are paid in full, and the Company shall pay forty-five percent (45%) of such Net Cash Proceeds to the Lenders to permanently prepay Tranche B Loans then outstanding. Thereafter, all such Net Cash Proceeds shall be paid to the Lenders to permanently prepay Loans then outstanding. Any prepayment of the Tranche B Loans hereunder shall be applied in the direct order of maturity and shall reduce the principal amounts required to be paid pursuant to paragraph (d) below."

         (b) Section 6.03(l) of the Credit Agreement is hereby amended by deleting therefrom the word "and" at the end thereof.

         (c) Section 6.03(m) of the Credit Agreement is hereby amended by deleting the period (".") from the end thereof and inserting the word "; and" in lieu thereof.

         (d) Section 6.03 of the Credit Agreement is hereby amended by adding to the end thereof the following new clause (n):

                  "(n) on a weekly basis, a copy of the Company's consolidated cash forecast."

         (e) Section 6.20 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following in lieu thereof:

                  "SECTION 6.20 Mortgage; Title Insurance; etc. (a) Use all commercially reasonable efforts to deliver to the Agent as soon as possible but in any event no later than June 30, 2000, the Mortgages, title insurance, appraisals, environmental assessments and other insurance requested by the Agent with regard to the remainder of the properties owned or leased by a Credit Party other than properties for which the Company is unable to obtain the requisite consents; and (b) use all commercially reasonable efforts to deliver to the Agent as soon as possible but in any event no later than June 30, 2000, such ALTA surveys requested by the Agent."

         (f) Section 6.23 of the Credit Agreement is hereby amended by deleting therefrom the words "sixty (60) days" and inserting the words "one hundred five
(105) days" in lieu thereof.

         (g) Article VI of the Credit Agreement is hereby amended by adding to the end thereof the following new Section 6.24:

                  "SECTION 6.24. Tax Refunds. Promptly upon receipt of all or any portion of any tax refund, deposit such funds into the Concentration Account."

         (h) Article VI of the Credit Agreement is hereby amended by adding to the end thereof the following new Section 6.25:

                  "SECTION 6.25. Asset Sales Manager. Retain an asset sales manager no later than February 9, 2000, on terms satisfactory in all respects to the Agent in its sole discretion."

         (i) Article VI of the Credit Agreement is hereby amended by adding to the end thereof the following new Section 6.26:

         (j) Schedule 6.16 of the Credit Agreement is hereby amended by deleting the date "January 31, 2000" and inserting the date "March 31, 2000" in lieu thereof.

         (k) Section 7.13(b) of the Credit Agreement is hereby amended by deleting the words "at any time" and adding after the word "period" the words "at the end of the quarter set forth below".

                  "SECTION 6.26. Status of Asset Sales. Promptly notify the Agent of all meaningful expressions of interest received orally or in writing by the Company's chief executive officer or the chief operating officer with respect to prospective asset sales by any Credit Party and, promptly upon request by the Agent, provide the Agent with detailed current information regarding the status of the Company's asset sale process."

2. WAIVER. Compliance with Sections 7.13(a) and (c) is hereby waived for the period commencing December 31, 1999 to and including 5:00 p.m. on March 31, 2000 (the "Waiver Period"); provided that (i) any breach during the Waiver Period in the timely performance, observance or fulfillment of any of the terms or conditions contained in this Amendment shall constitute an Event of Default under the Credit Agreement and, unless the Agent and the requisite number of Lenders otherwise agree in writing, shall result in an immediate termination of the effectiveness of the waiver contained herein; and (ii) an Event of Default shall be deemed to have occurred on the earlier of (i) February 10, 2000 if an asset sales manager has not been retained on terms satisfactory in all respects to the Agent and (ii) as of the close of business on the Waiver Termination Date (as defined below) if the Company is not in compliance with Sections 7.13(a) and
(c) of the Credit Agreement as of such date at the levels set forth in the Credit Agreement as of the date hereof. As used herein, the term "Waiver Termination Date" shall mean 5:00 p.m. on March 31, 2000, or such later date as may be agreed upon in writing by the Agent and the Required Lenders. Upon the occurrence of any Event of Default, the Agent and the Lenders shall have all rights and remedies available to them under the Loan Documents, at law or otherwise with respect to each Event of Default, which rights and remedies are hereby expressly reserved.

3. REPRESENTATIONS AND WARRANTIES. The Credit Parties represent and warrant that, after giving effect to this Amendment:

         a. the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         b. no Default or Event of Default will have occurred and be continuing on and as of the date hereof.

4. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this
Section 4 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

         (a) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Company, each Guarantor, the Agent and each of the requisite number of Lenders;

         (b) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel to the Agent; and

         (c) all fees and disbursements of Morgan, Lewis & Bockius LLP, counsel to the Agent, which are owing from the Company and the Guarantors under the Credit Agreement or otherwise shall have been paid in full.

5. MISCELLANEOUS.

         (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         (b) Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

         (c) The amendments and waiver herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

         (d) Should there be a need for further amendments or waivers with respect to the matters addressed herein or any other matters, requests for such amendments or waivers shall be evaluated by the Lenders when formally requested, in writing, by the Company, and the Lenders may deny any such requests for any reason in their sole discretion.

         (e) This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment. Facsimile signatures at the foot hereof shall be given the same effect as originals.

         (f) This Amendment shall constitute a Loan Document.

         (g) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the principles of conflicts of law.

         (h) The Company agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

         (i) The Credit Parties acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their respective liability to pay the Obligations under or in respect of the Credit Agreement and all other Loan Documents. The Credit Parties hereby release and forever discharge the Agent, the Lenders and all of their officers, directors, employees, agents, advisors and attorneys from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether matured or unmatured, absolute or contingent.

IN WITNESS WHEREOF, the Company, the Guarantors, the Agent and the Lenders, have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                   FAMILY GOLF CENTERS, INC.


                                   By:  /s/ Dominic Chang
                                      -----------------------------------------
                                         Name:  Dominic Chang
                                         Title: Chief Executive Officer


                                   TPT EL SEGUNDO, INC.
                                   GLOBAL GOLF/GAVILAN
                                   INDIAN RIVER FAMILY GOLF CENTERS, INC.
                                   TUCSON FAMILY GOLF CENTERS, INC.
                                   CINCINNATI FAMILY GOLF CENTERS, INC.
                                   ST. LOUIS FAMILY GOLF CENTERS, INC.
                                   WEST PALM BEACH FAMILY GOLF CENTERS,
                                   INC.
                                   SAN JOSE FAMILY GOLF CENTERS, INC.
                                   EASTON FAMILY GOLF CENTERS, INC.
                                   RANDALL'S ISLAND FAMILY GOLF CENTERS,
                                   INC.
                                   PRIVATIZATION PLUS, INC.
                                   WESTMINSTER FAMILY GOLF CENTERS, INC.
                                   CAROLINA SPRINGS FAMILY GOLF CENTERS,
                                   INC.
                                   ORIENT ASSOCIATES INTERNATIONAL, INC.
                                   SKYDRIVE ALLEY POND COMPANY, INC.
                                   SKYDRIVE GREENBURGH CO., INC.
                                   SKYCON CONSTRUCTION CO., INC.
                                   SKYDRIVE WILLOWBROOK, NJ, INC.
                                   SKYDRIVE CO., INC.
                                   PELHAM FAMILY GOLF CENTERS, INC.
                                   RICHMOND FAMILY GOLF CENTERS, INC.
                                   PEACHTREE FAMILY GOLF CENTERS, INC.
                                   ALPHARETTA FAMILY GOLF CENTERS, INC.
                                   VALLEY VIEW FAMILY GOLF CENTERS, INC.
                                   MESA FAMILY GOLF CENTERS, INC.
                                   VIRGINIA BEACH FAMILY GOLF CENTERS,
                                   INC.
                                   DENVER FAMILY GOLF CENTERS, INC.
                                   FLANDERS FAMILY GOLF CENTERS, INC.
                                   MARGATE FAMILY GOLF CENTERS, INC.
                                   BROOKLYN FAMILY GOLF CENTERS, INC.
                                   LAKE GROVE FAMILY GOLF CENTERS, INC.
                                   GOLDEN SPIKES, INC.
                                   WHITEHALL FAMILY GOLF CENTERS, INC.

                                 SPORTS PLUS PROPERTIES, INC.
                                 SPORTS PLUS PROPERTIES, LLC
                                 GENPROP, LLC
                                 ICEWORKS OF AMERICA, INC.
                                 COMMACK FAMILY GOLF CENTERS, INC.
                                 GREENVILLE FAMILY GOLF CENTERS, INC.
                                 CHICAGO FAMILY GOLF CENTERS, INC.
                                 FLEMINGTON FAMILY GOLF CENTERS, INC.
                                 YORKTOWN FAMILY GOLF CENTERS, INC.
                                 THE PRACTICE TEE, INC.
                                 THE SEVEN IRON, INC.
                                 C.B. FAMILY GOLF CENTERS, INC.
                                 DARLINGTON FAMILY GOLF CENTERS, INC.
                                 MAINEVILLE FAMILY GOLF CENTERS, INC.
                                 MILWAUKEE FAMILY GOLF CENTERS, INC.
                                 OLNEY FAMILY GOLF CENTERS, INC.
                                 PALM DESERT FAMILY GOLF CENTERS, INC.
                                 BROWARD FAMILY GOLF CENTERS, INC.
                                 ENGLEWOOD FAMILY GOLF CENTERS, INC.
                                 RALEIGH FAMILY GOLF CENTERS, INC.
                                 TEMPE FAMILY GOLF CENTERS, INC.
                                 FEDERAL WAY FAMILY GOLF CENTERS, INC.
                                 COUNTY LINE FAMILY GOLF CENTERS, INC.
                                 FAIRFIELD FAMILY GOLF CENTERS, INC.
                                 CONFIDENCE GOLF, INC.
                                 KANSAS FAMILY GOLF CENTERS, INC.
                                 ELK GROVE FAMILY GOLF CENTERS, INC.
                                 SPORTS PLUS CINCINNATI, INC.
                                 WICHITA FAMILY GOLF CENTERS, INC.
                                 BLUE EAGLE OF FLORIDA, INC.
                                 SPORTS PLUS RALEIGH, INC.
                                 SPORTS PLUS WOODBRIDGE, INC.

                           METROGOLF INCORPORATED
                           METROGOLF VIRGINIA, INC.
                           METROGOLF NEW YORK, INC.
                           FAMILY GOLF ACQUISITION, INC.
                           BRONX FAMILY GOLF CENTERS, INC.
                           MILPITAS FAMILY GOLF CENTERS, INC.
                           SAN BRUNO FAMILY GOLF CENTERS, INC.
                           INTERBAY FAMILY GOLF CENTERS, INC.
                           CARVER FAMILY GOLF CENTERS, INC.
                           PALM FAMILY GOLF CENTERS, INC.
                           CERRITOS FAMILY GOLF CENTERS, INC.
                           PHILADELPHIA FAMILY GOLF CENTERS, INC.,
                            AS SUCCESSOR BY MERGER TO PINLEY ENTERPRISES
                           LTD.
                           ENCINO/BALBOA FAMILY GOLF CENTERS, INC.
                           HOLBROOK FAMILY GOLF CENTERS, INC.
                           SHELTON FAMILY GOLF CENTERS, INC.
                           SPORTS PLUS NEW ROCHELLE, INC.
                           METROGOLF SAN DIEGO INC.
                           METROGOLF ILLINOIS CENTER, INC.
                           METROGOLF MANAGEMENT, INC.
                           FAMILY GOLF VENDING, INC.
                           OVERLAND FAMILY GOLF CENTERS, INC.
                           PARDOC VENDING CORP.
                           EAGLE QUEST GOLF CENTERS (TEXAS II) INC.
                           EAGLE QUEST GOLF CENTERS (CALIFORNIA)
                           INC.
                           EAGLE QUEST GOLF CENTERS (H.P.) INC.
                           EAGLE QUEST GOLF CENTERS (WASHINGTON)
                           INC.
                           GOLF PARK, INC.
                           GOOSE CREEK GOLF PARTNERS
                              LIMITED PARTNERSHIP
                           VINTAGE NEW YORK GOLF, LLC
                           SACRAMENTO FAMILY GOLF CENTERS, INC.
                           PORTLAND FAMILY GOLF CENTERS, INC.
                           CARLSBAD FAMILY GOLF CENTERS, INC.
                           EVERGREEN FAMILY GOLF CENTERS, INC.
                           OVERLAND PARK, LLC
                           EAGLE QUEST GOLF CENTERS (TEXAS) INC.
                           PRECISION COURSES, INC.
                           IMG PROPERTIES, INC.
                           EAGLE QUEST GOLF CENTERS ENTERTAINMENT,
                           INC.
                           EAGLE QUEST GOLF CENTERS (U.S.) INC.
                           SOLANO GOLF CENTER, LP
                           ILLINOIS CENTER GOLF PARTNERS, L.P.
                           GBGC FAMILY GOLF CENTERS, INC.

                                    VOORHEES FAMILY GOLF CENTERS, INC.
                                    EL CAJON FAMILY GOLF CENTERS, INC.
                                    BLUE EAGLE OF KANSAS, INC.
                                    BLUE EAGLE (OP) INC.
                                    SKATENATION, INC.
                                    RECREATIONAL MANAGEMENT CORPORATION
                                    SKATENATION OF RICHMOND WEST, LLC
                                    SKATENATION OF PRINCE WILLIAM, LLC
                                    SKATENATION OF PINEY ORCHARD, LLC
                                    82ND AVENUE GOLF RANGE, INC.
                                    EVERGREEN GOLF COURSE, LLC
                                    EAGLE QUEST GOLF CENTERS  (WASHINGTON
                                       II), INC.
                                    KANSAS CITY FAMILY GOLF CENTERS, INC.
                                    BLUE EAGLE OF FLORIDA, INC.
                                    PINNACLE ENTERTAINMENT, INC.
                                    RECREATIONAL MANAGEMENT
                                      SERVICES CORPORATION
                                    RECREATIONAL MANAGEMENT SERVICES
                                      CORPORATION OF NEW JERSEY, INC.
                                    SKATENATION OF RICHMOND SOUTH, LLC
                                    SKATENATION OF RESTON, LLC
                                    INTERNATIONAL SKATING CENTER OF
                                      CONNECTICUT, LLC
                                    RMSC OF CALIFORNIA, INC.
                                    LODI FAMILY GOLF CENTERS, INC.


                                    By: /s/ Krishnan P. Thampi
                                        -----------------------------------
                                           Name:  Krishnan P. Thampi
                                           Title: President and COO

                                    THE CHASE MANHATTAN BANK,
                                    as Agent and as a Lender


                                    By: /s/ Billie Prue
                                        -----------------------------------
                                          Name:  Billie Prue
                                          Title:


                                    CIBC, INC., as a Lender


                                    By: /s/ Dominic Sorresso
                                        -----------------------------------
                                          Name:  Dominic Sorresso
                                          Title: Executive Director

                               BANK OF AMERICA, N.A., as a Lender


                               By: /s/ DeWitt W. King
                                  ------------------------------------------
                                     Name:  DeWitt W. King
                                     Title: Managing Director


                               THE DIME SAVINGS BANK OF NEW YORK FSB, as a
                               Lender


                               By:/s/ Gray R. Olson
                                  ------------------------------------------
                                     Name:  Gray R. Olson
                                     Title: Vice President


                               THE MERCHANTS BANK OF NEW YORK,
                               as a Lender


                               By: /s/ Andrew S. Baron
                                  ------------------------------------------
                                     Name:  Andrew S. Baron
                                     Title: Vice President